Cincinnati Financial Corporation
Supplemental Financial Data
for the Period Ending December 31, 2014

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Molly A. Grimm
513-870-2768	513-603-5323	513-870-2697

	A.M. Best	Fitch	Moody's	Standard & Poor's
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A

Ratings are as of February 4, 2015, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Fourth-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
Fourth Quarter 2014

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Twelve Months Ended December 31, 2014	5
CFC and Subsidiaries Consolidation – Three Months Ended December 31, 2014	6
5-Year Net Income Reconciliation	7
CFC Insurance Subsidiaries – Selected Balance Sheet Data	8

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	9
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	10
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	11
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	12
Direct Written Premiums by Line of Business and State	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	15
Loss and Loss Expense Analysis – Twelve Months Ended December 31, 2014	16
Loss and Loss Expense Analysis – Three Months Ended December 31, 2014	17

Reconciliation Data
5-Year Property Casualty Data – Consolidated	18
5-Year Property Casualty Data – Commercial Lines	19
5-Year Property Casualty Data – Personal Lines	20
5-Year Property Casualty Data – Excess & Surplus Lines	21
Quarterly Property Casualty Data – Consolidated	22
Quarterly Property Casualty Data – Commercial Lines	23
Quarterly Property Casualty Data – Personal Lines	24
Quarterly Property Casualty Data – Excess & Surplus Lines	25

Life Insurance Operations
Statutory Statements of Income	26

CINF Fourth-Quarter 2014 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas - property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management's control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company's insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management's discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company's insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC's Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Fourth-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	Fourth Quarter 2014
(all data shown is for the three months ended or at December 31, 2014)

	12/31/2014	Year over year change %			12/31/2014	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$699	10		Commercial lines loss and loss expenses	$454	10
Personal lines net written premiums	249	4		Personal lines loss and loss expenses	148	(16)
Excess & surplus lines net written premiums	39	15		Excess & surplus lines loss and loss expenses	20	54
Property casualty net written premiums	$987	9		Life and health contract holders' benefits incurred	53	(16)
Life and accident and health net written premiums	$55	5		Underwriting, acquisition and insurance expenses	334	3
Annuity net written premiums	9	(3)		Interest expense	13	(7)
Life, annuity and accident and health net written premiums	$64	4		Other operating expenses	4	33
Commercial lines net earned premiums	730	7		Total benefits and expenses	$1,026	2
Personal lines net earned premiums	$266	7		Income before income taxes	236	41
Excess & surplus lines net earned premiums	39	26		Total income tax	69	53
Property casualty net earned premiums	$1,035	8
Life and accident and health net earned premiums	51	(22)		Balance Sheet:
Investment income	140	2
Realized investment gains, net	32	433		Fixed maturity securities	$9,460
Fee revenue	3	50		Equity securities	4,858
Other revenue	1	(50)		Other invested assets	68
Total revenues	1,262	8		Total investments	$14,386

				Loss and loss expense reserves	$4,485
				Life policy and investment contract reserves	2,497
Income:				Long-term debt and capital lease obligations	827
				Shareholders' equity	6,573
Operating income	$148	24
Realized investment gains, net	19	533		Key ratios:
Net income	167	37
				Commercial lines GAAP combined ratio	93.6%
				Personal lines GAAP combined ratio	83.7
				Excess & surplus lines GAAP combined ratio	77.8
				Property casualty GAAP combined ratio	90.4
Per share (diluted):
				Commercial lines STAT combined ratio	94.8%
Operating income	$0.89	24		Personal lines STAT combined ratio	85.1
Realized investment gains, net	0.13	550		Excess & surplus lines STAT combined ratio	80.4
Net income	1.02	38		Property casualty STAT combined ratio	91.8
Book value	40.14	8
Weighted average shares outstanding	165.3	0		Value creation ratio	4.0%

CINF Fourth-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2014

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$4,221	$—	$—	$—	$4,221
Life	—	—	252	—	—	252
Accident health	—	—	7	—	—	7
Premiums ceded	—	(176)	(61)	—	—	(237)
Total earned premium	—	4,045	198	—	—	4,243
Investment income	46	359	144	—	—	549
Realized investment gains, net	34	93	5	—	1	133
Fee revenue	—	6	6		—	12
Other revenue	16	2	—	6	(16)	8
Total revenues	$96	$4,505	$353	$6	$(15)	$4,945

Benefits & expenses
Losses & policy benefits	$—	$2,668	$299	$—	$(1)	$2,966
Reinsurance recoveries	—	(41)	(70)	—	1	(110)
Underwriting, acquisition and insurance expenses	—	1,238	63	—	—	1,301
Interest expense	52	—	—	1	—	53
Other operating expense	28	—	—	2	(16)	14
Total expenses	$80	$3,865	$292	$3	$(16)	$4,224

Income (loss) before income taxes	$16	$640	$61	$3	$1	$721

Provision (benefit) for income taxes
Current operating income	$(11)	$127	$(6)	$1	$—	$111
Capital gains/losses	12	35	1	—	—	48
Deferred	(6)	17	26	—	—	37
Total provision (benefit) for income taxes	$(5)	$179	$21	$1	$—	$196

Operating income (loss)	$(1)	$403	$36	$2	$—	$440

Net income - current year	$21	$461	$40	$2	$1	$525

Net income - prior year	$6	$459	$48	$4	$—	$517
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2014

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,079	$—	$—	$1	$1,080
Life	—	—	66	—	—	66
Accident health	—	—	2	—	—	2
Premiums ceded	—	(44)	(18)	—	—	(62)
Total earned premium	—	1,035	51	—	—	1,086
Investment income	13	91	36	—	—	140
Realized investment gains, net	8	24	(1)	—	1	32
Fee revenue	—	1	2	—	—	3
Other revenue	4	1	—	1	(5)	1
Total revenues	$25	$1,152	$88	$1	$(4)	$1,262

Benefits & expenses
Losses & policy benefits	$—	$636	$71	$—	$—	$707
Reinsurance recoveries	—	(14)	(18)	—	—	(32)
Underwriting, acquisition and insurance expenses	—	314	20	—	—	334
Interest expense	13	—	—	—	—	13
Other operating expenses	7	—	—	1	(4)	4
Total expenses	$20	$936	$73	$1	$(4)	$1,026

Income before income taxes	$5	$216	$14	$—	$1	$236

Provision (benefit) for income taxes
Current operating income	$(2)	$41	$1	$—	$—	$40
Capital gains/losses	3	11	(1)	—	—	13
Deferred	(2)	14	4	—	—	16
Total provision (benefit) for income taxes	$(1)	$66	$4	$—	$—	$69

Operating income	$1	$138	$10	$—	$—	$148

Net income - current year	$6	$150	$10	$—	$1	$167

Net income (loss) - prior year	$1	$110	$10	$2	$(1)	$122
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation
5-Year Net Income Reconciliation
(Dollars in millions except per share data)	Years ended December 31,
	2014	2013	2012	2011	2010
Net income	$525	$517	$421	$164	$375
Net realized investment gains and losses	85	54	28	45	103
Operating income	440	463	393	119	272
Less catastrophe losses	(133)	(112)	(217)	(261)	(96)
Operating income before catastrophe losses	$573	$575	$610	$380	$368

Diluted per share data
Net income	$3.18	$3.12	$2.57	$1.01	$2.30
Net realized investment gains and losses	0.52	0.32	0.17	0.28	0.63
Operating income	2.66	2.80	2.40	0.73	1.67
Less catastrophe losses	(0.81)	(0.67)	(1.33)	(1.6)	(0.59)
Operating income before catastrophe losses	$3.47	$3.47	$3.73	$2.33	$2.26

Value creation ratio
Book value per share growth	7.9%	11.1%	7.4%	0.8%	5.7%
Shareholder dividend declared as a percentage of beginning book value	4.7	5.0	5.2	5.2	5.4
Value creation ratio	12.6%	16.1%	12.6%	6.0%	11.1%

Investment income
Investment income, net of expenses	$549	$529	$531	$525	$518
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Fourth-Quarter 2014 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(In millions)
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
Cincinnati Insurance Consolidated
Fixed maturities (fair value)	$6,260	$6,344	$6,215	$6,111	$6,094	$6,039	$5,994	$6,083
Equities (fair value)	3,195	3,121	3,094	3,022	2,990	2,710	2,658	2,645
Fixed maturities - pretax net unrealized gain	366	379	414	361	312	344	359	532
Equities - pretax net unrealized gain	1,478	1,387	1,434	1,349	1,318	1,086	1,040	1,019
Loss and loss expense reserves - STAT	4,158	4,112	4,129	4,037	3,945	3,919	3,888	3,826
Equity - GAAP	5,594	5,480	5,481	5,384	5,324	5,188	5,143	5,288
Surplus - STAT	4,472	4,364	4,332	4,308	4,325	4,173	4,142	4,131

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$3,126	$3,102	$3,091	$2,989	$2,946	$2,906	$2,900	$2,979
Equities (fair value)	9	8	8	14	13	13	13	18
Fixed maturities - pretax net unrealized gain	197	195	225	186	148	169	181	285
Equities - pretax net unrealized gain	3	3	3	6	6	6	6	8
Equity - GAAP	904	893	901	867	833	835	828	869
Surplus - STAT	223	228	224	232	247	256	272	268

CINF Fourth-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2014	2013	Change	% Change	2014	2013	Change	% Change
Underwriting income
Net premiums written	$987	$908	$79	9	$4,143	$3,893	$250	6
Unearned premiums increase	(48)	(52)	4	(8)	98	180	(82)	(46)
Earned premiums	$1,035	$960	$75	8	$4,045	$3,713	$332	9

Losses incurred	$508	$495	$13	3	$2,199	$1,935	$264	14
Allocated loss expenses incurred	58	45	13	29	200	131	69	53
Unallocated loss expenses incurred	56	61	(5)	(8)	228	235	(7)	(3)
Other underwriting expenses incurred	308	295	13	4	1,232	1,185	47	4
Workers compensation dividend incurred	4	5	(1)	(20)	16	16	—	—
Total underwriting deductions	$934	$901	$33	4	$3,875	$3,502	$373	11

Net underwriting profit	$101	$59	$42	71	$170	$211	$(41)	(19)

Investment income
Gross investment income earned	$93	$92	$1	1	$369	$360	$9	3
Net investment income earned	92	90	2	2	364	354	10	3
Net realized capital gains	11	1	10	nm	68	40	28	70
Net investment gains (net of tax)	$103	$91	$12	13	$432	$394	$38	10

Other income	$1	$2	$(1)	(50)	$6	$5	$1	20

Net income before federal income taxes	$205	$152	$53	35	$608	$610	$(2)	—
Federal and foreign income taxes incurred	36	37	(1)	(3)	125	162	(37)	(23)
Net income (statutory)	$169	$115	$54	47	$483	$448	$35	8
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2014 Supplemental Financial Data

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Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Consolidated
Current accident year losses greater than $5,000,000	$12	$7	$11	$—	$7	$5	$11	$—	$12	$11	$19	$16	$30	$23
Current accident year losses $1,000,000-$5,000,000	46	51	52	23	58	48	31	31	74	62	125	110	172	167
Large loss prior accident year reserve development	(14)	(6)	17	10	(8)	3	24	23	27	47	21	52	7	44
Total large losses incurred	$44	$52	$80	$33	$57	$56	$66	$54	$113	$120	$165	$178	$209	$234
Losses incurred but not reported	112	17	(17)	21	50	22	23	27	5	50	22	72	133	123
Other losses excluding catastrophe losses	365	432	436	427	358	361	349	344	863	694	1,295	1,054	1,660	1,412
Catastrophe losses	(13)	11	112	86	29	54	75	10	197	84	208	137	197	166
Total losses incurred	$508	$512	$611	$567	$494	$493	$513	$435	$1,178	$948	$1,690	$1,441	$2,199	$1,935
Commercial Lines
Current accident year losses greater than $5,000,000	$12	$7	$11	$—	$7	$5	$11	$—	$12	$11	$19	$16	$30	$23
Current accident year losses $1,000,000-$5,000,000	39	45	47	18	43	35	28	27	64	55	109	89	149	132
Large loss prior accident year reserve development	(11)	(7)	15	10	(5)	4	14	23	25	37	18	41	7	36
Total large losses incurred	$40	$45	$73	$28	$45	$44	$53	$50	$101	$103	$146	$146	$186	$191
Losses incurred but not reported	95	8	(35)	22	35	41	28	22	(12)	50	(4)	91	90	125
Other losses excluding catastrophe losses	240	282	292	282	241	227	228	225	574	454	856	682	1,096	923
Catastrophe losses	(10)	7	59	58	10	36	45	2	116	46	123	82	114	93
Total losses incurred	$365	$342	$389	$390	$331	$348	$354	$299	$779	$653	$1,121	$1,001	$1,486	$1,332
Personal Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current accident year losses $1,000,000-$5,000,000	6	6	4	4	14	12	3	3	8	6	14	19	20	32
Large loss prior accident year reserve development	(3)	2	2	—	(3)	—	8	—	2	8	4	10	1	7
Total large losses incurred	$3	$8	$6	$4	$11	$12	$11	$3	$10	$14	$18	$29	$21	$39
Losses incurred but not reported	12	3	9	(5)	9	(27)	(5)	—	4	(5)	7	(32)	19	(22)
Other losses excluding catastrophe losses	119	144	138	138	116	130	109	113	276	222	420	349	539	466
Catastrophe losses	(4)	4	52	27	19	17	29	8	79	37	83	54	79	72
Total losses incurred	$130	$159	$205	$164	$155	$132	$144	$124	$369	$268	$528	$400	$658	$555
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current accident year losses $1,000,000-$5,000,000	1	—	1	1	1	1	—	1	2	1	2	2	3	3
Large loss prior accident year reserve development	—	(1)	—	—	—	(1)	2	—	—	2	(1)	1	(1)	1
Total large losses incurred	$1	$(1)	$1	$1	$1	$—	$2	$1	$2	$3	$1	$3	$2	$4
Losses incurred but not reported	5	6	9	4	6	8	—	5	13	5	19	13	24	20
Other losses excluding catastrophe losses	6	6	6	7	1	4	12	6	13	18	19	23	25	23
Catastrophe losses	1	—	1	1	—	1	1	—	2	1	2	1	4	1
Total losses incurred	$13	$11	$17	$13	$8	$13	$15	$12	$30	$27	$41	$40	$55	$48

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Consolidated
Current accident year losses greater than $5,000,000	1.0%	0.7%	1.1%	—%	0.7%	0.6%	1.2%	—%	0.6%	0.6%	0.6%	0.6%	0.7%	0.6%
Current accident year losses $1,000,000-$5,000,000	4.7	4.8	5.0	2.3	6.0	5.0	3.5	3.4	3.8	3.4	4.2	4.0	4.3	4.5
Large loss prior accident year reserve development	(1.4)	(0.5)	1.7	1.1	(0.8)	0.2	2.6	2.7	1.4	2.7	0.7	1.8	0.2	1.2
Total large losses incurred	4.3%	5.0%	7.8%	3.4%	5.9%	5.8%	7.3%	6.1%	5.8%	6.7%	5.5%	6.4%	5.2%	6.3%
Losses incurred but not reported	10.7	1.7	(1.6)	2.2	5.3	2.2	2.5	3.1	0.2	2.8	0.8	2.6	3.3	3.3
Other losses excluding catastrophe losses	35.2	42.3	43.4	43.6	37.4	38.2	38.3	38.6	43.5	38.5	43.0	38.3	41.0	38.0
Catastrophe losses	(1.1)	1.0	11.1	8.7	3.0	5.5	8.2	1.1	9.9	4.7	6.9	5.0	4.9	4.5
Total losses incurred	49.1%	50.0%	60.7%	57.9%	51.6%	51.7%	56.3%	48.9%	59.4%	52.7%	56.2%	52.3%	54.4%	52.1%
Commercial Lines
Current accident year losses greater than $5,000,000	1.5%	1.0%	1.6%	—%	1.0%	0.8%	1.7%	—%	0.8%	0.9%	0.9%	0.8%	1.0%	0.9%
Current accident year losses $1,000,000-$5,000,000	5.6	5.9	6.5	2.6	6.2	5.1	4.4	4.2	4.6	4.3	5.1	4.5	5.2	5.0
Large loss prior accident year reserve development	(1.5)	(0.9)	2.1	1.4	(0.7)	0.5	2.2	3.7	1.8	2.8	0.9	2.2	0.3	1.4
Total large losses incurred	5.6%	6.0%	10.2%	4.0%	6.5%	6.4%	8.3%	7.9%	7.2%	8.0%	6.9%	7.5%	6.5%	7.3%
Losses incurred but not reported	12.8	1.1	(4.8)	3.2	5.1	6.0	4.3	3.5	(0.9)	3.9	(0.2)	4.6	3.1	4.8
Other losses excluding catastrophe losses	32.6	39.6	41.0	40.6	35.6	33.6	35.4	35.6	40.8	35.7	40.2	34.8	38.4	35.0
Catastrophe losses	(1.1)	0.8	8.3	8.3	1.6	5.2	6.9	0.3	8.3	3.6	5.8	4.2	4.0	3.5
Total losses incurred	49.9%	47.5%	54.7%	56.1%	48.8%	51.2%	54.9%	47.3%	55.4%	51.2%	52.7%	51.1%	52.0%	50.6%
Personal Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Current accident year losses $1,000,000-$5,000,000	2.2	2.5	1.7	1.4	5.7	5.0	1.3	1.3	1.5	1.3	1.8	2.6	1.9	3.4
Large loss prior accident year reserve development	(1.1)	0.8	0.6	0.3	(1.2)	(0.2)	3.3	—	0.5	1.7	0.7	1.3	0.1	0.7
Total large losses incurred	1.1%	3.3%	2.3%	1.7%	4.5%	4.8%	4.6%	1.3%	2.0%	3.0%	2.5%	3.9%	2.0%	4.1%
Losses incurred but not reported	4.5	1.3	3.5	(2.0)	3.9	(11.1)	(2.2)	0.1	0.8	(1.1)	0.9	(4.5)	1.8	(2.3)
Other losses excluding catastrophe losses	44.8	54.1	53.6	54.5	46.6	53.6	45.8	48.9	54.0	47.4	54.1	49.1	51.9	48.5
Catastrophe losses	(1.5)	1.7	20.0	10.6	7.6	6.7	12.4	3.3	15.4	7.9	10.7	7.5	7.6	7.5
Total losses incurred	48.9%	60.4%	79.4%	64.8%	62.6%	54.0%	60.6%	53.6%	72.2%	57.2%	68.2%	56.0%	63.3%	57.8%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Current accident year losses $1,000,000-$5,000,000	3.3	—	3.1	3.2	3.3	3.6	—	4.2	3.1	2.0	1.9	2.6	2.3	2.7
Large loss prior accident year reserve development	(1.8)	(1.3)	—	(0.3)	(0.1)	(4.3)	7.8	—	(0.1)	4.0	(0.5)	1.0	(0.9)	0.8
Total large losses incurred	1.5%	(1.3)%	3.1%	2.9%	3.2%	(0.7)%	7.8%	4.2%	3.0%	6.0%	1.4%	3.6%	1.4%	3.5%
Losses incurred but not reported	12.4	14.6	25.7	13.1	19.7	25.9	1.0	19.6	19.6	10.1	17.7	15.7	16.4	16.8
Other losses excluding catastrophe losses	17.7	15.3	15.1	21.6	3.5	15.9	41.4	22.9	18.3	32.5	17.1	26.6	17.2	20.3
Catastrophe losses	2.9	(0.7)	2.7	3.0	(1.7)	2.4	1.9	0.4	2.8	1.1	1.4	1.6	1.8	0.7
Total losses incurred	34.5%	27.9%	46.6%	40.6%	24.7%	43.5%	52.1%	47.1%	43.7%	49.7%	37.6%	47.5%	36.8%	41.3%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Fourth-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Consolidated
Current accident year reported claim count greater than $5,000,000	2	1	2	—	1	1	2	—	2	2	3	3	5	4
Current accident year reported claim count $1,000,000 - $5,000,000	31	31	34	15	31	29	21	18	52	41	83	72	120	108
Prior accident year reported claim count on large losses	4	13	10	8	10	5	14	20	18	35	26	41	32	47
Non-Catastrophe reported claim count on large losses total	37	45	46	23	42	35	37	38	72	78	112	116	157	159
Commercial Lines
Current accident year reported claim count greater than $5,000,000	2	1	2	—	1	1	2	—	2	2	3	3	5	4
Current accident year reported claim count $1,000,000 - $5,000,000	27	24	30	11	20	21	18	14	43	34	68	56	99	80
Prior accident year reported claim count on large losses	3	11	9	7	10	4	12	17	17	30	23	35	28	42
Non-Catastrophe reported claim count on large losses total	32	36	41	18	31	26	32	31	62	66	94	94	132	126
Personal Lines
Current accident year reported claim count greater than $5,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current accident year reported claim count $1,000,000 - $5,000,000	3	6	3	3	10	7	3	3	7	6	13	14	18	25
Prior accident year reported claim count on large losses	—	2	1	1	—	1	—	3	1	3	3	5	3	4
Non-Catastrophe reported claim count on large losses total	3	8	4	4	10	8	3	6	8	9	16	19	21	29
Excess & Surplus Lines
Current accident year reported claim count greater than $5,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current accident year reported claim count $1,000,000 - $5,000,000	1	1	1	1	1	1	—	1	2	1	2	2	3	3
Prior accident year reported claim count on large losses	1	—	—	—	—	—	2	—	—	2	—	1	1	1
Non-Catastrophe reported claim count on large losses total	2	1	1	1	1	1	2	1	2	3	2	3	4	4
*The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Fourth-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Agency State by Line of Business for the Twelve Months Ended December 31, 2014
	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2014	2013
										Total	Total

OH	$150.2	$125.8	$77.1	$—	$38.9	$128.2	$115.2	$36.2	$13.2	$684.8	$674.3	1.6	1.6	7.8	1.7
IL	65.7	54.7	31.0	57.2	18.0	32.4	30.6	8.6	10.7	308.9	301.6	1.5	2.1	31.3	2.4
IN	53.3	48.6	29.1	31.2	14.0	34.0	37.8	8.7	11.4	268.1	266.2	0.5	0.6	(0.7)	0.5
PA	60.1	44.0	37.9	48.4	14.5	13.0	10.3	4.0	6.4	238.6	228.6	3.7	7.1	21.5	4.5
GA	37.2	37.2	26.9	13.2	14.7	39.0	41.3	10.6	9.5	229.6	213.2	9.2	6.0	3.6	7.7
MI	45.6	35.3	22.1	22.4	15.7	39.0	29.4	5.1	6.6	221.2	200.8	7.8	15.5	6.3	10.2
NC	43.3	44.2	22.8	19.0	18.8	30.7	24.0	7.4	6.4	216.6	198.0	6.7	14.7	21.5	9.3
TN	34.4	34.6	21.3	11.2	14.6	17.6	20.8	5.5	4.3	164.3	152.5	5.8	11.0	35.7	7.8
KY	26.9	31.9	19.2	3.7	9.4	27.5	26.5	6.2	4.8	156.1	149.8	4.0	4.7	(4.2)	4.0
AL	25.9	32.6	12.4	1.5	12.2	20.2	33.5	6.9	7.7	152.9	138.8	12.6	5.3	30.4	10.3
VA	34.1	28.3	21.8	19.0	11.9	11.4	10.2	3.3	5.3	145.3	140.7	2.0	6.9	14.5	3.3
WI	29.6	24.5	14.4	29.3	7.9	8.7	9.5	3.6	3.7	131.2	133.3	(2.2)	(0.3)	16.7	(1.5)
TX	45.4	29.7	27.7	1.4	5.0	—	—	—	14.6	123.8	109.3	11.5	nm	30.8	13.5
MN	27.7	21.9	10.5	9.8	6.8	17.4	17.7	5.0	4.1	120.9	113.5	3.2	12.5	20.3	6.6
MO	27.6	30.0	15.4	13.0	9.1	6.4	9.3	1.9	6.9	119.6	115.8	2.3	6.2	8.5	3.2
IA	19.0	19.5	9.0	20.0	7.1	4.8	5.8	1.8	2.2	89.2	92.2	(4.5)	0.9	20.2	(3.3)
MD	20.1	11.2	15.5	11.7	4.8	6.3	5.1	1.5	2.3	78.5	72.6	4.1	30.4	23.0	8.2
NY	30.7	16.5	11.4	2.9	4.4	3.5	1.6	0.4	3.3	74.7	72.4	(2.9)	nm	82.9	3.2
FL	24.0	17.3	8.2	1.5	3.1	5.9	5.2	1.2	5.1	71.5	71.5	15.3	(41.7)	47.4	—
AR	10.4	18.4	7.2	2.5	6.5	8.3	9.5	2.3	2.8	67.9	62.1	4.3	19.5	27.2	9.2
SC	13.4	12.0	9.5	3.5	4.7	8.0	5.3	1.4	2.4	60.2	53.9	5.9	29.5	24.7	11.5
AZ	16.1	9.7	13.3	6.2	2.5	4.7	3.3	1.3	2.1	59.2	51.6	12.1	25.3	36.4	14.8
UT	17.5	8.5	10.6	0.6	3.5	8.0	4.0	0.9	2.3	55.9	50.1	12.8	7.9	11.8	11.6
KS	9.6	12.9	5.7	6.1	4.2	5.2	7.1	1.4	1.1	53.3	54.5	(2.8)	0.1	4.4	(1.9)
CO	15.2	9.4	10.3	0.8	2.0	—	0.3	—	4.3	42.3	33.5	22.2	13.3	87.6	26.6
MT	15.0	8.8	7.7	0.1	2.3	2.8	2.8	0.7	0.8	41.0	38.0	6.8	10.9	13.6	7.5
NE	9.0	9.8	4.5	9.4	2.8	0.7	1.1	0.3	1.9	39.5	37.9	3.1	(0.1)	36.5	4.1
ID	12.0	7.6	6.9	0.2	2.3	3.2	2.1	0.6	1.5	36.4	32.5	11.6	18.0	5.0	12.3
WV	9.4	8.7	6.8	2.3	2.2	—	0.5	0.1	3.0	33.0	30.7	6.9	(1.8)	13.9	7.3
OR	8.3	5.2	5.5	0.1	2.0	1.6	0.7	0.2	3.5	27.1	16.4	62.4	nm	42.4	63.8
VT	4.8	5.3	3.0	6.4	2.5	1.3	1.6	0.4	1.0	26.3	26.9	(3.1)	2.2	9.7	(2.0)
ND	8.1	6.1	4.1	—	2.0	0.8	0.9	0.3	0.4	22.7	23.1	(2.8)	9.3	(11.1)	(2.0)
WA	7.2	4.2	4.8	—	1.9	—	—	—	1.6	19.7	16.8	16.9	nm	15.7	16.8
NH	3.8	3.9	1.7	3.0	1.2	1.8	1.8	0.6	0.8	18.6	18.1	4.4	(1.1)	(13.6)	2.3
NM	6.0	3.4	3.7	0.9	1.7	—	—	—	0.9	16.6	12.5	31.2	nm	56.3	32.4
DE	4.1	3.2	2.3	2.8	1.2	—	—	—	0.5	14.1	13.3	3.9	nm	64.4	5.4
SD	3.5	3.5	1.9	3.2	1.4	—	—	—	0.5	14.0	12.6	11.6	nm	2.9	11.1
CT	3.8	3.5	2.1	1.2	0.7	0.4	0.4	0.1	0.5	12.7	7.5	52.3	nm	86.3	65.1
WY	2.1	2.4	1.1	—	0.6	—	—	—	0.5	6.7	5.7	13.8	1.1	17.6	14.1
All Other	4.4	2.8	4.2	5.4	2.5	—	0.3	—	1.4	21.0	18.9	11.1	nm	(2.3)	10.5
Total	$984.5	$837.1	$550.6	$371.1	$281.6	$492.8	$475.5	$128.5	$162.3	$4,284.0	$4,061.7	4.8	5.7	19.1	5.5
Other Direct	—	2.6	4.4	8.2	—	9.7	0.2	—	—	25.1	19.3	40.9	16.0	nm	30.1
Total Direct	$984.5	$839.7	$555.0	$379.3	$281.6	$502.5	$475.7	$128.5	$162.3	$4,309.1	$4,081.0	4.9	5.8	19.1	5.6
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF Fourth-Quarter 2014 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Commercial casualty:
Written premiums	$234	$228	$249	$258	$206	$232	$222	$237	$507	$459	$735	$691	$969	$897
Earned premiums	243	237	234	224	220	221	211	204	458	415	695	636	938	856
Current accident year before catastrophe losses	59.2%	60.2%	61.7%	56.3%	54.2%	53.5%	55.7%	60.8%	59.1%	58.2%	59.4%	56.6%	59.4%	56.0%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	12.1	(3.6)	(10.5)	3.6	1.9	(8.4)	(15.1)	(11.5)	(3.6)	(13.3)	(3.6)	(11.6)	0.5	(8.2)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	71.3%	56.6%	51.2%	59.9%	56.1%	45.1%	40.6%	49.3%	55.5%	44.9%	55.8%	45.0%	59.9%	47.8%
Commercial property:
Written premiums	$192	$194	$197	$193	$157	$186	$164	$166	$390	$330	$584	$516	$776	$673
Earned premiums	191	186	180	171	163	161	152	147	351	299	537	460	728	623
Current accident year before catastrophe losses	45.7%	54.3%	50.8%	53.4%	51.3%	49.6%	52.9%	48.9%	52.1%	50.9%	52.9%	50.5%	51.0%	50.7%
Current accident year catastrophe losses	0.5	5.2	25.8	27.7	9.0	19.1	28.4	2.8	26.7	15.8	19.3	17.0	14.3	14.9
Prior accident years before catastrophe losses	1.8	(3.1)	(9.8)	(0.6)	(2.5)	1.4	(6.0)	2.0	(5.3)	(2.0)	(4.6)	(0.9)	(2.9)	(1.3)
Prior accident years catastrophe losses	(2.7)	(1.3)	(2.3)	(0.9)	(1.9)	(2.0)	(3.2)	(1.9)	(1.6)	(2.6)	(1.5)	(2.4)	(1.8)	(2.3)
Total loss and loss expense ratio	45.3%	55.1%	64.5%	79.6%	55.9%	68.1%	72.1%	51.8%	71.9%	62.1%	66.1%	64.2%	60.6%	62.0%
Commercial auto:
Written premiums	$131	$128	$144	$145	$117	$128	$127	$135	$289	$262	$417	$390	$548	$507
Earned premiums	137	133	132	126	124	124	117	114	258	231	391	355	528	479
Current accident year before catastrophe losses	65.6%	69.1%	72.1%	68.0%	70.6%	64.3%	76.3%	59.6%	70.0%	68.1%	69.8%	66.7%	68.7%	67.8%
Current accident year catastrophe losses	(0.1)	(0.6)	4.1	—	(0.1)	0.9	1.5	0.4	2.1	1.0	1.2	0.9	0.9	0.7
Prior accident years before catastrophe losses	11.2	9.3	9.0	(0.2)	3.1	(0.4)	(3.2)	2.1	4.5	(0.7)	6.1	(0.5)	7.4	0.4
Prior accident years catastrophe losses	—	—	—	(0.2)	—	(0.2)	(0.3)	(0.2)	(0.1)	(0.2)	(0.1)	(0.2)	(0.1)	(0.2)
Total loss and loss expense ratio	76.7%	77.8%	85.2%	67.6%	73.6%	64.6%	74.3%	61.9%	76.5%	68.2%	77.0%	66.9%	76.9%	68.7%
Workers' compensation:
Written premiums	$81	$86	$92	$106	$86	$90	$85	$113	$198	$198	$284	$288	$365	$374
Earned premiums	90	93	95	92	95	95	87	88	187	175	280	270	370	365
Current accident year before catastrophe losses	75.9%	75.0%	83.2%	76.8%	76.9%	78.6%	84.8%	71.8%	80.0%	78.3%	78.4%	78.4%	77.8%	78.0%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(7.5)	(16.1)	(21.2)	(10.3)	(0.5)	9.3	(17.8)	(8.0)	(15.8)	(12.9)	(15.9)	(5.1)	(13.9)	(3.9)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	68.4%	58.9%	62.0%	66.5%	76.4%	87.9%	67.0%	63.8%	64.2%	65.4%	62.5%	73.3%	63.9%	74.1%
Other commercial:
Written premiums	$61	$68	$66	$69	$70	$83	$80	$77	$135	$157	$203	$240	$264	$309
Earned premiums	69	71	73	79	78	79	78	78	152	156	223	235	292	313
Current accident year before catastrophe losses	58.5%	50.2%	59.6%	46.7%	46.4%	52.4%	68.1%	54.7%	52.9%	61.4%	52.0%	58.4%	53.4%	55.3%
Current accident year catastrophe losses	(2.7)	2.0	17.8	17.9	1.3	10.9	7.8	3.1	17.9	5.5	12.8	7.3	9.2	5.8
Prior accident years before catastrophe losses	(13.8)	(5.6)	(4.2)	3.5	(5.5)	(2.1)	(0.4)	22.4	(0.2)	11.0	(1.9)	6.6	(4.8)	3.8
Prior accident years catastrophe losses	(1.2)	(0.8)	0.8	(1.3)	(1.1)	(0.1)	(0.3)	(1.7)	(0.3)	(1.0)	(0.5)	(0.7)	(0.7)	(0.6)
Total loss and loss expense ratio	40.8%	45.8%	74.0%	66.8%	41.1%	61.1%	75.2%	78.5%	70.3%	76.9%	62.4%	71.6%	57.1%	64.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2014 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Personal auto:
Written premiums	$114	$135	$133	$107	$107	$128	$125	$100	$240	$225	$375	$353	$489	$460
Earned premiums	122	121	117	116	115	112	109	107	233	216	354	328	476	443
Current accident year before catastrophe losses	70.2%	73.9%	80.5%	79.5%	73.2%	71.7%	85.4%	66.9%	80.1%	76.3%	77.9%	74.7%	76.0%	74.3%
Current accident year catastrophe losses	(1.2)	1.1	4.9	0.5	0.4	1.3	1.4	1.4	2.7	1.4	2.2	1.4	1.3	1.1
Prior accident years before catastrophe losses	2.8	2.0	(1.7)	(3.4)	2.7	(0.4)	(10.2)	7.9	(2.6)	(1.2)	(1.0)	(0.9)	—	—
Prior accident years catastrophe losses	—	—	(0.2)	(0.4)	—	(0.4)	(0.4)	(0.3)	(0.3)	(0.4)	(0.2)	(0.4)	(0.2)	(0.3)
Total loss and loss expense ratio	71.8%	77.0%	83.5%	76.2%	76.3%	72.2%	76.2%	75.9%	79.9%	76.1%	78.9%	74.8%	77.1%	75.1%
Homeowner:
Written premiums	$107	$123	$128	$98	$105	$118	$116	$89	$226	$205	$349	$323	$456	$428
Earned premiums	113	110	111	109	105	103	99	96	220	195	330	298	443	403
Current accident year before catastrophe losses	44.3%	51.1%	59.5%	61.3%	52.5%	55.2%	50.5%	40.6%	60.4%	45.6%	57.4%	48.9%	54.0%	49.9%
Current accident year catastrophe losses	(0.9)	4.8	41.5	28.3	16.1	18.7	30.1	9.4	35.0	19.9	25.0	19.5	18.3	18.6
Prior accident years before catastrophe losses	(0.2)	(0.7)	3.6	(6.5)	0.2	(3.2)	(7.4)	(0.7)	(1.4)	(4.1)	(1.2)	(3.8)	(0.9)	(2.8)
Prior accident years catastrophe losses	(1.2)	(1.2)	(0.9)	(5.4)	0.6	(4.2)	(2.0)	(2.4)	(3.2)	(2.2)	(2.6)	(2.9)	(2.2)	(2.0)
Total loss and loss expense ratio	42.0%	54.0%	103.7%	77.7%	69.4%	66.5%	71.2%	46.9%	90.8%	59.2%	78.6%	61.7%	69.2%	63.7%
Other personal:
Written premiums	$28	$36	$33	$26	$27	$32	$32	$26	$59	$58	$95	$90	$123	$117
Earned premiums	31	32	30	29	29	29	29	28	59	57	91	86	122	115
Current accident year before catastrophe losses	44.3%	59.3%	42.3%	46.5%	57.2%	56.3%	52.5%	56.7%	44.3%	54.5%	49.6%	55.2%	48.3%	55.7%
Current accident year catastrophe losses	0.5	0.4	7.9	7.8	3.1	5.5	4.3	1.5	7.8	2.9	5.2	3.8	4.0	3.6
Prior accident years before catastrophe losses	(1.3)	17.3	(5.4)	(1.9)	(2.1)	(39.8)	(17.8)	(1.5)	(3.6)	(9.5)	3.8	(19.9)	2.5	(15.4)
Prior accident years catastrophe losses	(0.1)	(0.4)	(0.5)	0.2	0.2	(1.6)	(0.9)	(1.2)	(0.1)	(1.1)	(0.2)	(1.3)	(0.2)	(0.9)
Total loss and loss expense ratio	43.4%	76.6%	44.3%	52.6%	58.4%	20.4%	38.1%	55.5%	48.4%	46.8%	58.4%	37.8%	54.6%	43.0%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Excess & Surplus:
Written premiums	$39	$39	$40	$35	$34	$34	$33	$27	$75	$60	$114	$94	$153	$128
Earned premiums	39	42	34	33	31	30	28	27	67	55	109	85	148	116
Current accident year before catastrophe losses	62.1%	57.8%	75.4%	80.6%	62.6%	67.2%	65.7%	73.6%	77.9%	69.6%	70.2%	68.7%	68.1%	67.1%
Current accident year catastrophe losses	2.9	(0.7)	2.3	3.0	(1.9)	3.4	0.9	0.1	2.6	0.6	1.4	1.6	1.8	0.7
Prior accident years before catastrophe losses	(16.1)	(15.4)	(21.3)	(27.1)	(19.9)	(13.7)	(0.7)	(8.8)	(24.1)	(4.7)	(20.8)	(7.9)	(19.6)	(11.2)
Prior accident years catastrophe losses	0.1	0.1	0.6	0.1	0.2	(0.9)	1.0	0.3	0.4	0.6	0.2	0.1	0.2	0.1
Total loss and loss expense ratio	49.0%	41.8%	57.0%	56.6%	41.0%	56.0%	66.9%	65.2%	56.8%	66.1%	51.0%	62.5%	50.5%	56.7%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently

CINF Fourth-Quarter 2014 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(In millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the twelve months ended December 31, 2014
Commercial casualty	$325	$146	$471	$4	$77	$24	$105	$329	$77	$170	$576
Commercial property	420	36	456	15	(34)	2	(17)	435	(34)	38	439
Commercial auto	298	51	349	34	18	8	60	332	18	59	409
Workers' compensation	196	39	235	(10)	28	(1)	17	186	28	38	252
Other commercial	172	31	203	(25)	(3)	(8)	(36)	147	(3)	23	167
Total commercial lines	1,411	303	1,714	18	86	25	129	1,429	86	328	1,843

Personal auto	304	50	354	17	(2)	1	16	321	(2)	51	370
Homeowners	285	27	312	(6)	3	(1)	(4)	279	3	26	308
Other personal	53	4	57	(1)	11	—	10	52	11	4	67
Total personal lines	642	81	723	10	12	—	22	652	12	81	745

Commercial casualty & property	22	12	34	12	24	9	45	34	24	21	79
Total excess & surplus lines	22	12	34	12	24	9	45	34	24	21	79
Total property casualty	$2,075	$396	$2,471	$40	$122	$34	$196	$2,115	$122	$430	$2,667

Ceded loss and loss expense incurred for the twelve months ended December 31, 2014
Commercial casualty	$21	$2	$23	$(11)	$4	$(2)	$(9)	$10	$4	$—	$14
Commercial property	2	—	2	(4)	(2)	—	(6)	(2)	(2)	—	(4)
Commercial auto	2	—	2	—	—	—	—	2	—	—	2
Workers' compensation	15	1	16	(1)	—	—	(1)	14	—	1	15
Other commercial	6	—	6	(2)	—	—	(2)	4	—	—	4
Total commercial lines	46	3	49	(18)	2	(2)	(18)	28	2	1	31

Personal auto	2	—	2	1	—	—	1	3	—	—	3
Homeowners	3	—	3	(1)	(1)	—	(2)	2	(1)	—	1
Other personal	—	—	—	—	1	—	1	—	1	—	1
Total personal lines	5	—	5	—	—	—	—	5	—	—	5

Commercial casualty & property	3	1	4	(1)	1	—	—	2	1	1	4
Total excess & surplus lines	3	1	4	(1)	1	—	—	2	1	1	4
Total property casualty	$54	$4	$58	$(19)	$3	$(2)	$(18)	$35	$3	$2	$40

Net loss and loss expense incurred for the twelve months ended December 31, 2014
Commercial casualty	$304	$144	$448	$15	$73	$26	$114	$319	$73	$170	$562
Commercial property	418	36	454	19	(32)	2	(11)	437	(32)	38	443
Commercial auto	296	51	347	34	18	8	60	330	18	59	407
Workers' compensation	181	38	219	(9)	28	(1)	18	172	28	37	237
Other commercial	166	31	197	(23)	(3)	(8)	(34)	143	(3)	23	163
Total commercial lines	1,365	300	1,665	36	84	27	147	1,401	84	327	1,812

Personal auto	302	50	352	16	(2)	1	15	318	(2)	51	367
Homeowners	282	27	309	(5)	4	(1)	(2)	277	4	26	307
Other personal	53	4	57	(1)	10	—	9	52	10	4	66
Total personal lines	637	81	718	10	12	—	22	647	12	81	740

Commercial casualty & property	19	11	30	13	23	9	45	32	23	20	75
Total excess & surplus lines	19	11	30	13	23	9	45	32	23	20	75
Total property casualty	$2,021	$392	$2,413	$59	$119	$36	$214	$2,080	$119	$428	$2,627

CINF Fourth-Quarter 2014 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(In millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended December 31, 2014
Commercial casualty	$70	$37	$107	$(21)	$73	$16	$68	$49	$73	$53	$175
Commercial property	99	9	108	(37)	11	2	(24)	62	11	11	84
Commercial auto	79	14	93	11	—	2	13	90	—	16	106
Workers' compensation	46	10	56	1	4	3	8	47	4	13	64
Other commercial	41	5	46	(8)	2	(8)	(14)	33	2	(3)	32
Total commercial lines	335	75	410	(54)	90	15	51	281	90	90	461

Personal auto	83	13	96	3	(8)	(2)	(7)	86	(8)	11	89
Homeowners	53	6	59	(16)	7	(1)	(10)	37	7	5	49
Other personal	14	1	15	(7)	6	—	(1)	7	6	1	14
Total personal lines	150	20	170	(20)	5	(3)	(18)	130	5	17	152

Commercial casualty & property	8	3	11	4	5	3	12	12	5	6	23
Total excess & surplus lines	8	3	11	4	5	3	12	12	5	6	23
Total property casualty	$493	$98	$591	$(70)	$100	$15	$45	$423	$100	$113	$636

Ceded loss and loss expense incurred for the three months ended December 31, 2014
Commercial casualty	$4	$1	$5	$(5)	$1	$—	$(4)	$(1)	$1	$1	$1
Commercial property	1	—	1	(4)	(1)	—	(5)	(3)	(1)	—	(4)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	—	3	—	(1)	—	(1)	3	(1)	—	2
Other commercial	2	—	2	6	—	—	6	8	—	—	8
Total commercial lines	10	1	11	(3)	(1)	—	(4)	7	(1)	1	7

Personal auto	1	—	1	1	—	—	1	2	—	—	2
Homeowners	1	—	1	—	—	—	—	1	—	—	1
Other personal	—	—	—	—	1	—	1	—	1	—	1
Total personal lines	2	—	2	1	1	—	2	3	1	—	4

Commercial casualty & property	2	1	3	(1)	1	—	—	1	1	1	3
Total excess & surplus lines	2	1	3	(1)	1	—	—	1	1	1	3
Total property casualty	$14	$2	$16	$(3)	$1	$—	$(2)	$11	$1	$2	$14

Net loss and loss expense incurred for the three months ended December 31, 2014
Commercial casualty	$66	$36	$102	$(16)	$72	$16	$72	$50	$72	$52	$174
Commercial property	98	9	107	(33)	12	2	(19)	65	12	11	88
Commercial auto	79	14	93	11	—	2	13	90	—	16	106
Workers' compensation	43	10	53	1	5	3	9	44	5	13	62
Other commercial	39	5	44	(14)	2	(8)	(20)	25	2	(3)	24
Total commercial lines	325	74	399	(51)	91	15	55	274	91	89	454

Personal auto	82	13	95	2	(8)	(2)	(8)	84	(8)	11	87
Homeowners	52	6	58	(16)	7	(1)	(10)	36	7	5	48
Other personal	14	1	15	(7)	5	—	(2)	7	5	1	13
Total personal lines	148	20	168	(21)	4	(3)	(20)	127	4	17	148

Commercial casualty & property	6	2	8	5	4	3	12	11	4	5	20
Total excess & surplus lines	6	2	8	5	4	3	12	11	4	5	20
Total property casualty	$479	$96	$575	$(67)	$99	$15	$47	$412	$99	$111	$622

CINF Fourth-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
5-Year Property Casualty Data - All Lines
(Dollars in millions)	Years ended December 31,
	2014	2013	2012	2011	2010
Premiums*
Adjusted written premiums – statutory	$4,156	$3,869	$3,467	$3,105	$2,952
Written premium adjustment – statutory	(13)	24	15	(7)	11
Reported written premiums – statutory	4,143	3,893	3,482	3,098	2,963
Unearned premium change	(98)	(180)	(138)	(69)	(39)
Earned premiums (GAAP)	$4,045	$3,713	$3,344	$3,029	$2,924

Year-over-year growth rate:
Adjusted written premiums – statutory	7%	12%	12%	5%	1%
Written premiums – statutory	6%	12%	12%	5%	2%
Earned premiums	9%	11%	10%	4%	—%

Statutory ratios*
Reported combined ratio	95.1%	92.7%	95.4%	108.9%	101.8%
Less catastrophe losses	5.1	4.6	10.0	13.3	5.1
Combined ratio excluding catastrophe losses	90.0%	88.1%	85.4%	95.6%	96.7%

Reported commission expense ratio	18.4%	18.6%	18.9%	18.6%	18.7%
Reported other underwriting expense ratio	11.7	12.2	12.6	13.3	14.2
Reported expense ratio	30.1%	30.8%	31.5%	31.9%	32.9%

GAAP combined ratio
GAAP combined ratio	95.6%	93.8%	96.1%	109.3%	101.8%

Written premiums to surplus
Written premiums to statutory surplus ratio	0.926	0.900	0.890	0.826	0.784
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
5-Year Property Casualty Data - Commercial Lines
(Dollars in millions)	Years ended December 31,
	2014	2013	2012	2011	2010
Premiums*
Adjusted written premiums – statutory	$2,935	$2,736	$2,444	$2,225	$2,144
Written premium adjustment – statutory	(13)	24	15	(7)	11
Reported written premiums – statutory	2,922	2,760	2,459	2,218	2,155
Unearned premium change	(66)	(124)	(76)	(21)	(1)
Earned premiums (GAAP)	$2,856	$2,636	$2,383	$2,197	$2,154

Year-over-year growth rate:
Adjusted written premiums – statutory	7%	13%	10%	4%	(2)%
Written premiums – statutory	6%	12%	11%	3%	(1)%
Earned premiums	8%	11%	8%	2%	(2)%

Statutory combined ratio*
Reported combined ratio	94.3%	91.8%	92.1%	104.2%	99.6%
Less catastrophe losses	4.3	3.7	8.2	10.4	4.1
Combined ratio excluding catastrophe losses	90.0%	88.1%	83.9%	93.8%	95.5%

GAAP combined ratio
GAAP combined ratio	95.1%	93.0%	92.5%	104.8%	99.4%
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
5-Year Property Casualty Data - Personal Lines
(Dollars in millions)	Years ended December 31,
	2014	2013	2012	2011	2010
Premiums*
Adjusted written premiums – statutory	$1,068	$1,005	$918	$801	$750
Written premium adjustment – statutory	—	—	—	—	—
Reported written premiums – statutory	1,068	1,005	918	801	750
Unearned premium change	(27)	(44)	(50)	(39)	(29)
Earned premiums (GAAP)	$1,041	$961	$868	$762	$721

Year-over-year growth rate:
Adjusted written premiums – statutory	6%	9%	15%	7%	9%
Written premiums – statutory	6%	9%	15%	7%	9%
Earned premiums	8%	11%	14%	6%	5%

Statutory combined ratio*
Reported combined ratio	99.1%	96.3%	104.0%	124.2%	107.1%
Less catastrophe losses	7.8	7.7	15.9	22.7	8.1
Combined ratio excluding catastrophe losses	91.3%	88.6%	88.1%	101.5%	99.0%

GAAP combined ratio
GAAP combined ratio	99.2%	96.8%	105.3%	124.0%	107.8%
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
5-Year Property Casualty Data - Excess & Surplus Lines
(Dollars in millions)	Years ended December 31,
	2014	2013	2012	2011	2010
Premiums*
Adjusted written premiums – statutory	$153	$128	$105	$79	$58
Written premium adjustment – statutory	—	—	—	—	—
Reported written premiums – statutory	153	128	105	79	58
Unearned premium change	(5)	(12)	(12)	(9)	(9)
Earned premiums (GAAP)	$148	$116	$93	$70	$49

Year-over-year growth rate:
Adjusted written premiums – statutory	20%	22%	33%	36%	49%
Written premiums – statutory	20%	22%	33%	36%	49%
Earned premiums	28%	25%	33%	43%	81%

Statutory combined ratio*
Reported combined ratio	81.8%	87.8%	100.8%	90.8%	118.9%
Less catastrophe losses	2.0	0.8	2.2	2.2	1.2
Combined ratio excluding catastrophe losses	79.8%	87.0%	98.6%	88.6%	117.7%

GAAP combined ratio
GAAP combined ratio	79.4%	87.8%	101.0%	92.2%	117.2%
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Premiums
Agency renewal written premiums	$906	$958	$974	$956	$854	$915	$879	$845	$1,930	$1,724	$2,888	$2,639	$3,794	$3,493
Agency new business written premiums	122	125	133	123	128	141	139	135	256	274	381	415	503	543
Other written premiums	(41)	(46)	(25)	(42)	(74)	(25)	(34)	(10)	(67)	(44)	(113)	(69)	(154)	(143)
Reported written premiums – statutory*	$987	$1,037	$1,082	$1,037	$908	$1,031	$984	$970	$2,119	$1,954	$3,156	$2,985	$4,143	$3,893
Unearned premium change	48	(12)	(76)	(58)	52	(77)	(74)	(81)	(134)	(155)	(146)	(232)	(98)	(180)
Earned premiums	$1,035	$1,025	$1,006	$979	$960	$954	$910	$889	$1,985	$1,799	$3,010	$2,753	$4,045	$3,713
Year over year change %
Agency renewal written premiums	6%	5%	11%	13%	11%	13%	10%	11%	12%	11%	9%	11%	9%	11%
Agency new business written premiums	(5)	(11)	(4)	(9)	(3)	8	6	25	(7)	15	(8)	12	(7)	8
Other written premiums	45	(84)	26	(320)	(12)	34	(31)	63	(52)	17	(64)	24	(8)	9
Reported written premiums – statutory*	9	1	10	7	8	15	9	15	8	12	6	13	6	12
Paid losses and loss expenses
Losses paid	$478	$543	$517	$484	$477	$470	$431	$424	$1,001	$855	$1,543	$1,325	$2,021	$1,802
Loss expenses paid	98	96	98	100	98	92	90	89	198	179	295	271	392	369
Loss and loss expenses paid	$576	$639	$615	$584	$575	$562	$521	$513	$1,199	$1,034	$1,838	$1,596	$2,413	$2,171
Statutory combined ratio
Loss ratio	49.0%	50.0%	60.7%	57.9%	51.6%	51.7%	56.3%	48.9%	59.4%	52.7%	56.2%	52.3%	54.4%	52.1%
DCC expense ratio	5.7	5.1	3.9	5.2	4.7	4.4	1.1	3.9	4.5	2.4	4.7	3.1	5.0	3.5
AO expense ratio	5.4	5.6	5.6	6.0	6.3	6.1	6.6	6.2	5.8	6.4	5.7	6.3	5.6	6.3
Net underwriting expense ratio	31.7	30.6	29.4	29.0	32.8	30.1	30.6	29.9	29.2	30.3	29.7	30.3	30.1	30.8
Statutory combined ratio	91.8%	91.3%	99.6%	98.1%	95.4%	92.3%	94.6%	88.9%	98.9%	91.8%	96.3%	92.0%	95.1%	92.7%
Contribution from catastrophe losses	(0.9)	1.2	11.4	8.9	3.2	5.7	8.3	1.2	10.2	4.8	7.1	5.1	5.1	4.6
Statutory combined ratio excl. catastrophe losses	92.7%	90.1%	88.2%	89.2%	92.2%	86.6%	86.3%	87.7%	88.7%	87.0%	89.2%	86.9%	90.0%	88.1%
Commission expense ratio	19.2%	18.9%	17.9%	17.7%	19.5%	18.5%	18.5%	17.9%	17.8%	18.2%	18.1%	18.3%	18.4%	18.6%
Other expense ratio	12.5	11.7	11.5	11.3	13.3	11.6	12.1	12.0	11.4	12.1	11.6	12.0	11.7	12.2
Statutory expense ratio	31.7%	30.6%	29.4%	29.0%	32.8%	30.1%	30.6%	29.9%	29.2%	30.3%	29.7%	30.3%	30.1%	30.8%
GAAP combined ratio
GAAP combined ratio	90.4%	91.0%	100.9%	100.3%	93.9%	93.7%	96.4%	91.2%	100.6%	93.9%	97.3%	93.8%	95.6%	93.8%
Contribution from catastrophe losses	(0.9)	1.2	11.4	8.9	3.2	5.7	8.3	1.2	10.2	4.8	7.1	5.1	5.1	4.6
GAAP combined ratio excl. catastrophe losses	91.3%	89.8%	89.5%	91.4%	90.7%	88.0%	88.1%	90.0%	90.4%	89.1%	90.2%	88.7%	90.5%	89.2%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Premiums
Agency renewal written premiums	$645	$651	$669	$713	$606	$632	$602	$631	$1,382	$1,233	$2,033	$1,865	$2,678	$2,471
Agency new business written premiums	86	89	95	90	92	102	100	97	185	197	274	299	360	391
Other written premiums	(32)	(36)	(16)	(32)	(63)	(15)	(24)	—	(48)	(24)	(84)	(39)	(116)	(102)
Reported written premiums – statutory*	$699	$704	$748	$771	$635	$719	$678	$728	$1,519	$1,406	$2,223	$2,125	$2,922	$2,760
Unearned premium change	31	16	(34)	(79)	45	(39)	(33)	(97)	(113)	(130)	(97)	(169)	(66)	(124)
Earned premiums	$730	$720	$714	$692	$680	$680	$645	$631	$1,406	$1,276	$2,126	$1,956	$2,856	$2,636
Year over year change %
Agency renewal written premiums	6%	3%	11%	13%	10%	13%	9%	11%	12%	10%	9%	11%	8%	11%
Agency new business written premiums	(7)	(13)	(4)	(7)	(4)	13	10	29	(6)	19	(8)	17	(8)	11
Other written premiums	49	(140)	33	nm	(11)	46	(41)	100	(100)	35	(115)	40	(14)	16
Reported written premiums – statutory*	10	(2)	10	6	8	16	8	16	8	12	5	14	6	12
Paid losses and loss expenses
Losses paid	$325	$368	$347	$327	$327	$306	$286	$297	$674	$585	$1,041	$891	$1,366	$1,218
Loss expenses paid	75	74	75	76	75	70	68	68	151	135	226	205	300	280
Loss and loss expenses paid	$400	$442	$422	$403	$402	$376	$354	$365	$825	$720	$1,267	$1,096	$1,666	$1,498
Statutory combined ratio
Loss ratio	49.9%	47.5%	54.7%	56.1%	48.8%	51.1%	54.9%	47.3%	55.4%	51.2%	52.8%	51.2%	52.0%	50.6%
DCC expense ratio	6.9	6.2	4.6	6.4	5.3	5.1	0.6	4.3	5.5	2.5	5.7	3.4	6.1	3.9
AO expense ratio	5.5	5.7	5.2	5.4	6.3	5.7	6.4	6.2	5.3	6.2	5.4	6.0	5.4	6.1
Net underwriting expense ratio	32.5	32.2	30.5	28.5	34.0	30.8	31.5	29.0	29.5	30.2	30.3	30.4	30.8	31.2
Statutory combined ratio	94.8%	91.6%	95.0%	96.4%	94.4%	92.7%	93.4%	86.8%	95.7%	90.1%	94.2%	91.0%	94.3%	91.8%
Contribution from catastrophe losses	(1.0)	1.0	8.6	8.5	1.7	5.4	7.1	0.4	8.5	3.8	6.0	4.4	4.3	3.7
Statutory combined ratio excl. catastrophe losses	95.8%	90.6%	86.4%	87.9%	92.7%	87.3%	86.3%	86.4%	87.2%	86.3%	88.2%	86.6%	90.0%	88.1%
Commission expense ratio	18.9%	19.0%	17.7%	16.4%	19.1%	18.0%	17.9%	16.5%	17.0%	17.2%	17.7%	17.4%	18.0%	17.8%
Other expense ratio	13.6	13.2	12.8	12.1	14.9	12.8	13.6	12.5	12.5	13.0	12.6	13.0	12.8	13.5
Statutory expense ratio	32.5%	32.2%	30.5%	28.5%	34.0%	30.8%	31.5%	29.0%	29.5%	30.2%	30.3%	30.4%	30.8%	31.3%
GAAP combined ratio
GAAP combined ratio	93.6%	90.7%	96.3%	99.9%	92.7%	93.7%	94.9%	90.8%	98.1%	92.9%	95.6%	93.2%	95.1%	93.0%
Contribution from catastrophe losses	(1.0)	1.0	8.6	8.5	1.7	5.4	7.1	0.4	8.5	3.8	6.0	4.4	4.3	3.7
GAAP combined ratio excl. catastrophe losses	94.6%	89.7%	87.7%	91.4%	91.0%	88.3%	87.8%	90.4%	89.6%	89.1%	89.6%	88.8%	90.8%	89.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Premiums
Agency renewal written premiums	$233	$278	$276	$218	$224	$258	$251	$195	$494	$446	$772	$704	$1,005	$928
Agency new business written premiums	24	23	24	21	24	28	30	28	45	58	68	86	92	110
Other written premiums	(8)	(7)	(6)	(8)	(9)	(8)	(8)	(8)	(14)	(16)	(21)	(24)	(29)	(33)
Reported written premiums – statutory*	$249	$294	$294	$231	$239	$278	$273	$215	$525	$488	$819	$766	$1,068	$1,005
Unearned premium change	17	(31)	(36)	23	10	(34)	(36)	16	(13)	(20)	(44)	(54)	(27)	(44)
Earned premiums	$266	$263	$258	$254	$249	$244	$237	$231	$512	$468	$775	$712	$1,041	$961
Year over year change %
Agency renewal written premiums	4%	8%	10%	12%	10%	12%	11%	11%	11%	11%	10%	11%	8%	11%
Agency new business written premiums	0	(18)	(20)	(25)	(11)	(10)	3	17	(22)	9	(21)	2	(16)	(1)
Other written premiums	11	13	25	0	(13)	11	(33)	(33)	13	(33)	13	(14)	12	(14)
Reported written premiums – statutory*	4	6	8	7	8	10	9	11	8	10	7	10	6	9
Paid losses and loss expenses
Losses paid	$147	$170	$167	$152	$141	$158	$141	$122	$319	$261	$489	$419	$636	$560
Loss expenses paid	21	19	20	21	20	19	19	19	41	39	60	58	81	78
Loss and loss expenses paid	$168	$189	$187	$173	$161	$177	$160	$141	$360	$300	$549	$477	$717	$638
Statutory combined ratio
Loss ratio	48.9%	60.5%	79.4%	64.8%	62.6%	54.1%	60.6%	53.6%	72.2%	57.2%	68.2%	56.0%	63.3%	57.8%
DCC expense ratio	1.8	1.4	1.6	1.6	1.9	2.1	1.5	1.4	1.6	1.5	1.5	1.7	1.6	1.7
AO expense ratio	5.1	5.5	6.7	7.7	6.9	7.5	7.4	6.3	7.2	6.8	6.6	7.1	6.2	7.0
Net underwriting expense ratio	29.3	26.3	26.6	30.5	30.1	28.4	28.5	32.8	28.3	30.4	27.6	29.7	28.0	29.8
Statutory combined ratio	85.1%	93.7%	114.3%	104.6%	101.5%	92.1%	98.0%	94.1%	109.3%	95.9%	103.9%	94.5%	99.1%	96.3%
Contribution from catastrophe losses	(1.4)	2.0	20.4	10.8	7.7	7.0	12.6	3.5	15.7	8.1	11.0	7.7	7.8	7.7
Statutory combined ratio excl. catastrophe losses	86.5%	91.7%	93.9%	93.8%	93.8%	85.1%	85.4%	90.6%	93.6%	87.8%	92.9%	86.8%	91.3%	88.6%
Commission expense ratio	19.0%	17.0%	17.4%	20.5%	19.5%	19.0%	19.0%	21.7%	18.8%	20.2%	18.2%	19.7%	18.3%	19.7%
Other expense ratio	10.3	9.3	9.2	10.0	10.6	9.4	9.5	11.1	9.5	10.2	9.4	10.0	9.7	10.0
Statutory expense ratio	29.3%	26.3%	26.6%	30.5%	30.1%	28.4%	28.5%	32.8%	28.3%	30.4%	27.6%	29.7%	28.0%	29.7%
GAAP combined ratio
GAAP combined ratio	83.7%	95.0%	115.8%	103.0%	100.3%	94.5%	100.4%	91.6%	109.4%	96.1%	104.5%	95.5%	99.2%	96.8%
Contribution from catastrophe losses	(1.4)	2.0	20.4	10.8	7.7	7.0	12.6	3.5	15.7	8.1	11.0	7.7	7.8	7.7
GAAP combined ratio excl. catastrophe losses	85.1%	93.0%	95.4%	92.2%	92.6%	87.5%	87.8%	88.1%	93.7%	88.0%	93.5%	87.8%	91.4%	89.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2014 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	6/30/14	6/30/13	9/30/14	9/30/13	12/31/14	12/31/13
Premiums
Agency renewal written premiums	$28	$29	$29	$25	$24	$25	$26	$19	$54	$45	$83	$70	$111	$94
Agency new business written premiums	12	13	14	12	12	11	9	10	26	19	39	30	51	42
Other written premiums	(1)	(3)	(3)	(2)	(2)	(2)	(2)	(2)	(5)	(4)	(8)	(6)	(9)	(8)
Reported written premiums – statutory*	$39	$39	$40	$35	$34	$34	$33	$27	$75	$60	$114	$94	$153	$128
Unearned premium change	—	3	(6)	(2)	(3)	(4)	(5)	—	(8)	(5)	(5)	(9)	(5)	(12)
Earned premiums	$39	$42	$34	$33	$31	$30	$28	$27	$67	$55	$109	$85	$148	$116
Year over year change %
Agency renewal written premiums	17%	16%	12%	32%	26%	32%	37%	19%	20%	29%	19%	30%	18%	29%
Agency new business written premiums	0	18	56	20	33	22	(18)	11	37	(5)	30	3	21	11
Other written premiums	50	(50)	(50)	0	(100)	(100)	33	(100)	(25)	0	(33)	(20)	(13)	(33)
Reported written premiums – statutory*	15	15	21	30	26	26	22	13	25	18	21	21	20	22
Paid losses and loss expenses
Losses paid	$6	$5	$3	$5	$9	$6	$4	$5	$8	$9	$13	$15	$19	$24
Loss expenses paid	2	3	3	3	3	3	3	2	6	5	9	8	11	11
Loss and loss expenses paid	$8	$8	$6	$8	$12	$9	$7	$7	$14	$14	$22	$23	$30	$35
Statutory combined ratio
Loss ratio	34.4%	27.9%	46.6%	40.6%	24.7%	43.5%	52.1%	47.2%	43.7%	49.7%	37.6%	47.4%	36.8%	41.3%
DCC expense ratio	7.4	9.5	6.5	8.4	12.1	7.0	9.3	11.9	7.4	10.6	8.2	9.4	8.0	10.1
AO expense ratio	7.2	4.4	3.9	7.6	4.2	5.5	5.5	6.1	5.7	5.8	5.2	5.7	5.7	5.3
Net underwriting expense ratio	31.4	34.0	29.1	30.4	29.9	30.9	30.9	33.3	29.7	32.0	31.2	31.6	31.3	31.1
Statutory combined ratio	80.4%	75.8%	86.1%	87.0%	70.9%	86.9%	97.8%	98.5%	86.5%	98.1%	82.2%	94.1%	81.8%	87.8%
Contribution from catastrophe losses	3.0	(0.6)	2.9	3.1	(1.7)	2.5	1.9	0.4	3.0	1.2	1.6	1.7	2.0	0.8
Statutory combined ratio excl. catastrophe losses	77.4%	76.4%	83.2%	83.9%	72.6%	84.4%	95.9%	98.1%	83.5%	96.9%	80.6%	92.4%	79.8%	87.0%
Commission expense ratio	26.6%	29.1%	25.8%	26.5%	25.9%	26.3%	26.3%	26.9%	26.1%	26.6%	27.2%	26.5%	27.0%	26.3%
Other expense ratio	4.8	4.9	3.3	3.9	4.0	4.6	4.6	6.4	3.6	5.4	4.0	5.1	4.3	4.8
Statutory expense ratio	31.4%	34.0%	29.1%	30.4%	29.9%	30.9%	30.9%	33.3%	29.7%	32.0%	31.2%	31.6%	31.3%	31.1%
GAAP combined ratio
GAAP combined ratio	77.8%	70.2%	85.0%	86.9%	70.4%	86.7%	98.7%	98.0%	85.9%	98.4%	79.9%	94.2%	79.4%	87.8%
Contribution from catastrophe losses	3.0	(0.6)	2.9	3.1	(1.7)	2.5	1.9	0.4	3.0	1.2	1.6	1.7	2.0	0.8
GAAP combined ratio excl. catastrophe losses	74.8%	70.8%	82.1%	83.8%	72.1%	84.2%	96.8%	97.6%	82.9%	97.2%	78.3%	92.5%	77.4%	87.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2014 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2014	2013	Change	% Change	2014	2013	Change	% Change
Net premiums written	$62	$60	$2	3	$244	$235	$9	4
Net investment income	37	36	1	3	148	143	5	3
Amortization of interest maintenance reserve	2	1	1	100	5	2	3	150
Commissions and expense allowances on reinsurance ceded	2	2	—	0	6	6	—	0
Income from fees associated with Separate Accounts	2	1	1	100	6	5	1	20
Total revenues	$105	$100	$5	5	$409	$391	$18	5

Death benefits and matured endowments	$25	$19	$6	32	$98	$74	$24	32
Annuity benefits	15	13	2	15	62	51	11	22
Disability benefits and benefits under accident and health contracts	1	1	—	0	2	2	—	0
Surrender benefits and group conversions	5	4	1	25	22	22	—	0
Interest and adjustments on deposit-type contract funds	2	3	(1)	(33)	10	10	—	0
Increase in aggregate reserves for life and accident and health contracts	41	42	(1)	(2)	169	180	(11)	(6)
Payments on supplementary contracts with life contingencies	—	—	—	nm	—	—	—	nm
Total benefit expenses	$89	$82	$7	9	$363	$339	$24	7

Commissions	$9	$10	$(1)	(10)	$37	$39	$(2)	(5)
General insurance expenses and taxes	10	10	—	0	40	43	(3)	(7)
Increase in loading on deferred and uncollected premiums	(1)	(3)	2	(67)	(5)	(8)	3	(38)
Net transfers from Separate Accounts	—	—	—	nm	(6)	—	(6)	nm
Other deductions	—	—	—	nm	—	—	—	nm
Total operating expenses	$18	$17	$1	6	$66	$74	$(8)	(11)

Federal and foreign income tax (benefit)	(1)	3	(4)	nm	(7)	(1)	(6)	600

Net loss from operations before realized capital gains	$(1)	$(2)	$1	(50)	$(13)	$(21)	$8	(38)

Net realized gains net of capital gains tax	(6)	—	(6)	nm	(6)	1	(7)	(700)

Net loss (statutory)	$(7)	$(2)	$(5)	250	$(19)	$(20)	$1	(5)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2014 Supplemental Financial Data